UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street Louisville, Kentucky	40202-2412
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 21, 2013, Kindred Healthcare, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”). As set forth below, at the Annual Meeting, the Company’s shareholders voted to approve the Kindred Healthcare, Inc. Short-Term Incentive Plan (the “Short-Term Plan”), the Kindred Healthcare, Inc. 2013 Long-Term Incentive Plan (the “Long-Term Plan”), and, in connection with the Long-Term Plan, a one-time award to Mr. Paul J. Diaz, the Company’s Chief Executive Officer (the “Diaz LTIP Award”). A summary of the material terms of the Short-Term Plan is set forth on pages 59 to 62 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2013 (the “Proxy Statement”), and is incorporated by reference herein. A summary of the material terms of each of the Long-Term Plan and the Diaz LTIP Award are set forth on pages 63 to 66 of the Proxy Statement, and each is incorporated by reference herein. The descriptions of the material terms of the Short-Term Plan and the Long-Term Plan are qualified by reference to the full text of the Short-Term Plan and the Long-Term Plan, which are included as Annex A and B, respectively, to the Proxy Statement. The description of the Diaz LTIP Award is qualified by reference to the full text of the corresponding Letter Agreement, which is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted to elect the following board members to terms expiring at the Company’s 2014 Annual Meeting of Shareholders: Edward L. Kuntz, Joel Ackerman, Jonathan D. Blum, Thomas P. Cooper, M.D., Paul J. Diaz, Christopher T. Hjelm, Isaac Kaufman, Frederick J. Kleisner, John H. Short, Ph.D. and Phyllis R. Yale.

In addition to electing directors, the Company’s shareholders approved the Company’s executive compensation program, Short-Term Incentive Plan, and 2013 Long-Term Incentive Plan and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes
a. Edward L. Kuntz	46,562,686	1,170,184	40,818	2,685,132
b. Joel Ackerman	45,899,892	1,830,308	43,488	2,685,132
c. Jonathan D. Blum	46,258,927	1,470,898	43,863	2,685,132
d. Thomas P. Cooper, M.D.	46,947,178	785,694	40,816	2,685,132
e. Paul J. Diaz	46,630,065	1,099,635	43,988	2,685,132
f. Christopher T. Hjelm	46,800,766	929,059	43,863	2,685,132
g. Isaac Kaufman	46,529,721	1,200,479	43,488	2,685,132
h. Frederick J. Kleisner	46,958,097	771,728	43,863	2,685,132
i. John H. Short, Ph.D.	46,581,303	1,151,563	40,822	2,685,132
j. Phyllis R. Yale	46,452,577	1,279,327	41,784	2,685,132

2.	Non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2013 proxy statement:

For	Against	Abstain	Broker Non-Votes
45,908,885	1,624,572	240,231	2,685,132

3.	Proposal to approve the Company’s Short-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
44,989,057	2,740,507	44,124	2,685,132

4.	Proposal to approve the Company’s 2013 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
44,403,985	3,324,622	45,081	2,685,132

5.	Proposal to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal year 2013:

For	Against	Abstain	Broker Non-Votes
49,775,090	575,919	107,811	—

Item 8.01. Other Events.

Incorporated by reference is a press release issued by the Company on May 21, 2013, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Letter Agreement dated as of March 25, 2013 by and between Kindred Healthcare, Inc. and Paul J. Diaz.

Exhibit 99.1	Press release dated May 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 22, 2013	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary

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